                               PEREGRINE SYSTEMS, INC.

                     1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                STOCK OPTION AGREEMENT


    Unless otherwise defined herein, the terms defined in the 1995 Stock Option Plan for French Employees shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:
                             ------------------------------
                             ------------------------------
                             ------------------------------

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:


    Date of Grant
                                       ------------------------------
    Vesting Commencement Date
                                       ------------------------------

    Exercise Price per Share           $
                                       ------------------------------

    Total Number of Shares Granted
                                       ------------------------------

    Total Exercise Price               $
                                       ------------------------------

    Term/Expiration Date:
                                       ------------------------------

    VESTING SCHEDULE:

    [THIS OPTION MAY BE EXERCISED, IN WHOLE OR IN PART, IN ACCORDANCE WITH THE FOLLOWING SCHEDULE: 25% OF THE SHARES SHALL VEST ON THE DATE TWELVE (12) MONTHS FROM THE VESTING COMMENCEMENT DATE, AND ONE FORTY-EIGHTH (1/48) OF THE SHARES SHALL VEST EACH MONTH THEREAFTER.]

    TERMINATION PERIOD:


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    This Option may be exercised for thirty (30) days after termination of employment relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan.

II. AGREEMENT

    1. GRANT OF OPTION. The Board of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

    2.   EXERCISE OF OPTION.

         (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice to the Company, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), by delivery of a subscription agreement to the Subsidiary, in the form attached as Exhibit B (the "Subscription Agreement") and such other representations and agreements as may be required by the Company or the Subsidiary pursuant to the provisions of the Plan. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. The Exercise Notice and Subscription Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Subsidiary. The Exercise Notice and Subscription Agreement shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such fully


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executed Exercise Notice and Subscription Agreement accompanied by such aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

    3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

         (a)  cash or check (denominated in U.S. Dollars);

         (b)  wire transfer (denominated (in U.S. Dollars);

         (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price.

    4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY OR THE SUBSIDIARY.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this


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Option Agreement and fully understands all provisions of the Plan and Option
Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.


OPTIONEE:                              PEREGRINE SYSTEMS, INC.


                                       By:
-----------------------------------       --------------------------------
Signature

                                       Title:
-----------------------------------          -----------------------------
Print Name


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                                      EXHIBIT A

                               PEREGRINE SYSTEMS, INC.

                     1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                   EXERCISE NOTICE


Peregrine Systems, Inc.
[address]


Attention:  General Secretary


    1. EXERCISE OF OPTION. Effective as of today, ___________, 199__, the undersigned ("Optionee") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Peregrine Systems, Inc. (the "Company") under and pursuant to the 1995 Stock Option Plan for French Employees (the "Plan") and the Stock Option Agreement dated ___________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

    2. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

    5. TAX CONSULTATION. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings


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and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by the laws of California and the United States of America except for that body of laws pertaining to conflict of laws.



Submitted by:                          Accepted by:

OPTIONEE:                              PEREGRINE SYSTEMS, INC.


                                       By:
-----------------------------------       --------------------------------
Signature

                                       Its:
-----------------------------------        -------------------------------
Print Name

ADDRESS:


--------------------

--------------------


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                                      EXHIBIT B

                               PEREGRINE SYSTEMS, INC.

                     1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                SUBSCRIPTION AGREEMENT



Peregrine Systems, Inc.
[address]

Attention:  General Secretary

    1.   AMOUNT AND TERMS OF THE SUBSCRIPTION

         In conformity with the Stock Option Plan reserved to the French employees (the "Plan"), Options to subscribe to Shares of Common Stock (the "Shares") of Peregrine Systems, Inc. (the "Company") were granted according to the Stock Option Agreement dated _________________ (the "Option Agreement").

         _______ Shares shall be issued to the benefit of the undersigned (the "Subscriber") by an increase in capital in accordance with the applicable laws of the United States of America and the State of California.

         The increase in capital shall take place within the limits of the authorized capital of the Company.

         The Shares subscribed to may be paid up by:

         (a)  cash or check (denominated in U.S. Dollars);

         (b)  wire transfer (denominated in U.S. Dollars);

         (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price.

    2.   TRANSFER OF THE FUNDS


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         The funds coming from the subscription of Shares under the Plan shall be paid over to the Subsidiary by the participating Employees. Full payment shall be deemed to be definitively made upon the date of receipt of the payment in the bank accounts in France of the Subsidiary.

    3.   SUBSCRIPTION AGREEMENT

         I, the undersigned,  Last name
                                          --------------------------------
                              First name
                                          --------------------------------
                              Residence
                                          --------------------------------

         subscribe to ________ Shares.

    Supporting my subscription I shall pay the total amount of the Purchase Price of the Shares following one or more of the methods described in Section 1 above.


The Subscriber                         PEREGRINE SYSTEMS, INC.


Signature                              By
          -------------------------       --------------------------------
Name                                   Title
     ------------------------------          -----------------------------
Address
         -------------------------
         -------------------------
         -------------------------


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